UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  May 20, 2008

                         AMR CORPORATION.                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee of the Board of Directors of AMR Corporation conducted its annual review of compensation for its principal executive officer, principal financial officer and other named executive officers (the “named executive officers”) with its compensation consultants at its May 20, 2008 meeting.  At that meeting, the Compensation Committee approved the following compensation items for the named executive officers effective May 20, 2008:

1.           Grants of stock-settled stock appreciation rights (“SSARs”) pursuant to the terms and conditions of the form Stock Appreciation Right Agreement ("SAR Agreement"), which is attached as Exhibit 99.1 to this Form 8-K.  SSARs are contractual rights to receive shares of our common stock upon their exercise. The SSARs are exerciseable for ten years from the date of grant and generally vest in 20% increments over five years. An attachment to the form SAR Agreement notes the stock-settled stock appreciation rights granted to the named executive officers.

2.           Grants of deferred shares pursuant to the terms and conditions of the form Deferred Share Award Agreement for 2008 ("Deferred Share Agreement"), which is attached as Exhibit 99.2 to this Form 8-K.  These are contractual rights to receive shares of our common stock, which vest on the third anniversary of the grant date.  An attachment to the form Deferred Share Agreement notes the deferred share grants to the named executive officers.

3.           Grants of performance shares pursuant to the form of Performance Share Agreement ("Performance Share Agreement") under the 2008 - 2010 Performance Share Plan for Officers and Key Employees ("Performance Share Plan"). These are contractual rights to receive shares of our common stock that vest depending upon achievement of performance measures described in the Performance Share Plan.  The form of the Performance Share Agreement and the Performance Share Plan are attached as Exhibit 99.3 to this Form 8-K, and an attachment to the form Performance Share Agreement notes the performance share grants to the named executive officers.

4.           A grant of 58,000 career performance shares to Gerard J. Arpey pursuant to the terms and conditions of the Career Performance Shares, Deferred Stock Award Agreement between the Company and Mr. Arpey, dated as of July 25, 2005, as amended.  These are contractual rights to receive shares of our common stock that vest generally in 2015 depending upon achievement of performance measures described in that agreement.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Form of Stock Appreciation Right Agreement (with awards to the named executive officers noted)

Exhibit 99.2	Form of 2008 Deferred Share Award Agreement (with awards to the named executive officers noted)

Exhibit 99.3
Form of Performance Share Agreement under the 2008 - 2010 Performance Share Plan for Officers and Key Employees and the 2008-2010 Performance Share Plan for Officers and Key Employees (with awards to the named executive officers noted)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      AMR CORPORATION

/s/ Kenneth W. Wimberly
  Kenneth W. Wimberly
   Corporate Secretary

Dated:  May 22, 2008

EXHIBIT INDEX

ExhibitDescription

99.1	Form of Stock Appreciation Right Agreement (with awards to the named executive officers noted)

99.2	Form of 2008 Deferred Share Award Agreement (with awards to the named executive officers noted)

99.3
Form of Performance Share Agreement under the 2008 - 2010 Performance Share Plan for Officers and Key Employees and the 2008-2010 Performance Share Plan for Officers and Key Employees (with awards to the named executive officers noted)